                                  UNITED STATES
                             AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)               November 21, 2005
                                                               -----------------


                            TOWER PROPERTIES COMPANY
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

              Missouri                             0-18261                          43-1529759
              --------                             -------                          ----------
      (State of Incorporation)            (Commission File Number)               (I.R.S. Employer
                                                                              Identification Number)


             911 Main Street, Suite 100, Kansas City, Missouri 64105
             -------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (816) 421-8255
                                                   --------------


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 OTHER EVENTS

        On November 8, 2005, Mercury Real Estate Advisors LLC, a Delaware limited liability company, Mercury Special Situations Fund LP, a Delaware limited partnership, Mercury Special Situations Offshore Fund, Ltd., a British Virgin Islands company, and David R. Jarvis and Malcolm F. MacLean IV, each an individual (collectively, the "Purchaser"),100 Field Point Road, Greenwich, Connecticut 06830, commenced a tender offer ("Tender Offer") to purchase up to 30,500 shares of common stock, par value $1.00 per share (the "Shares"), of Tower Properties Company ("Tower Properties"), at a price of $340 per share, net to each seller in cash. As of November 18, 2005, there were 185,053 Shares issued and outstanding.

        On November 21, 2005, Tower Properties mailed a letter to its shareholders disclosing its position with respect to the Tender Offer, in accordance with the requirements of SEC Rule 14e-2. A copy of such letter to shareholders is attached to this Form 8-K as Exhibit (20) and is incorporated herein by reference. Such letter constitutes soliciting material sent to shareholders in accordance with SEC Rule 14a-12(a), which is required to be filed with the Commission pursuant to SEC Rule 14a-12(b).

ITEM 9.01 EXHIBITS

        (c) Listed below are the exhibits filed as a part of this report:

                (20) Tower Properties Company letter to shareholders, dated November 21, 2005.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                                                        TOWER PROPERTIES COMPANY


Dated: November 21, 2005
                                       By: /s/  Thomas R. Willard
                                           -------------------------------------
                                           Thomas R. Willard
                                           President and Chief Executive Officer


                                       2